UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

TransAct Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

(Former Name or Former Address, if Changed Since Last Report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TACT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The following information is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition” of Form 8-K.  Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On May 12, 2026, TransAct Technologies Incorporated (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2026.  A copy of the press release is attached to this report as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CFO Retirement – Steven A. DeMartino to Retire Effective June 30, 2026; Separation Agreement; Advisory Agreement

On May 8, 2026, the Company announced the retirement of Steven A. DeMartino, its President, Chief Financial Officer, Secretary and Treasurer, effective June 30, 2026 (the “Retirement Time”).

In connection with Mr. DeMartino’s retirement, he and the Company entered into a Separation Agreement and General Release (the “Separation Agreement”) and an Advisory Agreement (the “Advisory Agreement”) on May 7, 2026. Pursuant to the Separation Agreement, Mr. DeMartino will continue employment through the Retirement Time and will be entitled to receive (i) a pro-rated 2026 bonus of $101,989.50, payable in 2027 at such time as bonuses are paid to the Company’s executives, (ii) Company-paid COBRA premiums for up to 18 months following the earlier of the Retirement Time and Mr. DeMartino’s last day of employment with the Company, (iii) a $100,000 transition-related payment for additional, specified services rendered, and (iv) accelerated vesting of 41,747 performance share units. The Separation Agreement also provides for continued indemnification and D&O insurance coverage, payment of accrued but unused vacation, and includes a general release of claims and other terms and conditions. The Advisory Agreement provides that from July 1, 2026 through December 31, 2026, Mr. DeMartino will provide financial consulting advisory services for up to 20 hours per month as an independent contractor in exchange for a monthly retainer of $33,996.50, subject to the terms and conditions of the Advisory Agreement. Except as provided in Section 8 of the Separation Agreement, the Separation Agreement reaffirms certain of Mr. DeMartino’s obligations under his employment agreement with the Company, dated September 4, 2024, including provisions related to exclusivity, confidentiality, and non-disparagement.

The foregoing description of the Separation Agreement and the Advisory Agreement is a summary and is qualified in its entirety by the text of the Separation Agreement and the Advisory Agreement, copies of which are filed as exhibits to this report.

Mr. DeMartino’s retirement is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, or otherwise.

CFO Succession – Robert Campbell to Succeed Mr. DeMartino as CFO Effective June 30, 2026

On May 7, 2026, the Board of Directors of the Company (the “Board”) appointed Robert Campbell to succeed Mr. DeMartino as Chief Financial Officer, Secretary and Treasurer of the Company, effective upon Mr. DeMartino’s June 30, 2026 retirement (the “Transition Time”). Mr. Campbell, 50, has more than 25 years of financial leadership experience across publicly traded and privately held global manufacturing organizations and has served as the Company’s Controller since June 2022. Prior to joining the Company, Mr. Campbell held senior finance leadership roles at Lydall, Inc., including Director of Global Treasury from 2017 to 2022 and Director of Corporate Accounting from 2013 to 2016, where he was responsible for global treasury operations, SEC reporting, financial consolidations, and capital structure management. Earlier in his career, Mr. Campbell was the Director of Finance and Accounting of Fischer Technology Inc. from 2010 to 2013 and held finance and accounting leadership positions with Axsys Technologies, Inc., Gerber Scientific, Inc., and other organizations. Mr. Campbell began his career in public accounting and holds a B.S. in Accounting from Central Connecticut State University.

Transition of President Title Effective June 30, 2026

On May 7, 2026, the Board determined that John Dillon, the Company’s Chief Executive Officer, will assume the title of President of the Company at the Transition Time. Information regarding Mr. Dillon’s business experience is incorporated herein by reference to Mr. Dillon’s biography contained under the heading “Proposal 1: Election of Directors – Information Concerning Our Director Nominees” in the Company’s Definitive Proxy Statement for its 2026 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 13, 2026.

There is no arrangement or understanding between Mr. Dillon and any other persons pursuant to which Mr. Dillon was selected as an officer within the meaning of Item 401(b) of Regulation S-K under the U.S. Securities Act of 1933, as amended (“Regulation S-K”), nor are there any family relationships between Mr. Dillon and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K. Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Dillon had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Principal Accounting Officer Transition Effective May 8, 2026

Additionally, the Company announced that William J. DeFrances, the Company’s Principal Accounting Officer, will retire effective June 30, 2026. As part of a planned succession ahead of Mr. DeFrances’ retirement, on May 7, 2026, the Board appointed Mr. Campbell to serve as Principal Accounting Officer of the Company, effective May 8, 2026.

Mr. DeFrances’ retirement is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, or otherwise.

New CFO Compensation

In connection with Mr. Campbell’s service as the Company’s Chief Financial Officer, Secretary, and Treasurer, effective as of the Transition Time, Mr. Campbell’s compensation will consist of an annual base salary of $250,000 and an annual target bonus of $87,500. Upon assuming the role of Chief Financial Officer, Secretary and Treasurer, Mr. Campbell will receive a grant of 15,000 restricted stock units under the Company’s 2014 Equity Incentive Plan, which will vest in four equal annual installments, subject to his continued employment and other terms and conditions set forth in the 2014 Equity Incentive Plan. Mr. Campbell’s employment is at-will.

There is no arrangement or understanding between Mr. Campbell and any other persons pursuant to which Mr. Campbell was selected as an officer within the meaning of Item 401(b) of Regulation S-K, nor are there any family relationships between Mr. Campbell and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K. Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Campbell had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Item 8.01 Other Events

On May 8, 2026, the Company issued a press release announcing Mr. DeMartino’s retirement, the transition of the Chief Financial Officer and Principal Accounting Officer roles to Mr. Campbell, and related matters. A copy of the press release is attached to this report as Exhibit 99.2.

On May 12, 2026, the Company issued a press release announcing the Company authorized a share repurchase program (the “Repurchase Plan”) pursuant to which the Company may repurchase up to $3.0 million of its outstanding common stock over a 12-month period commencing on May 12, 2026 (the “Initial Purchase Date”). The Repurchase Plan provides that repurchases may be effected from time to time through open-market purchases, privately negotiated transactions or other means, subject to market conditions, applicable legal requirements and other relevant factors. Repurchases are expected to be conducted in accordance with the requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended, including applicable volume, timing, price and broker-dealer limitations. A copy of the press release is attached to this report as Exhibit 99.3.

Forward-Looking Statements

Certain statements in this press release include forward-looking statements within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements represent current views about possible future events and are often identified by the use of forward-looking terminology, such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” “plan,” “predict,” “design” or “continue,” or the negative thereof, or other similar words. Forward-looking statements are subject to certain risks, uncertainties and assumptions. In the event that one or more of such risks or uncertainties materialize, or one or more underlying assumptions prove incorrect, actual results may differ materially from those expressed or implied by the forward-looking statements. Important factors and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, but are not limited to, the following: the adverse effects of current economic conditions on our business, operations, financial condition, results of operations and capital resources; our ability to achieve the anticipated benefits of our acquisition of a licensed copy of the source code for the BOHA! software and risks to our reputation and business relating to the source code transition; our ability to successfully transition the BOHA! source code to our platform and systems and, until such transition is complete, our continued reliance on third parties to host and support our food service technology offerings; difficulties or delays in manufacturing or delivery of inventory or other supply chain disruptions; our dependence on a single contract manufacturer for the assembly of a large portion of our products in Asia; the imposition of additional duties, tariffs, quotas, taxes, trade barriers, capital flow restrictions and other charges on imports and exports by the United States or the governments of the countries in which we or our manufacturers and suppliers operate; the Russia/Ukraine and Middle East conflicts; inadequate manufacturing capacity or a shortfall or excess of inventory as a result of difficulty in predicting manufacturing requirements due to volatile economic conditions; price increases, decreased availability of third-party component parts or raw materials at reasonable prices, price wars or significant pricing pressures affecting the Company’s products in the United States or abroad; increased product costs or reduced customer demand for our products in the United States or abroad, including as a result of trade wars, tariffs or other trade actions; our ability to successfully develop new products that garner customer acceptance and generate sales, both domestically and internationally, in the face of substantial competition; any system outages, interruptions or other disruptions to our software applications, including as a result of unexpected errors or mistakes in connection with over-the-air updates; our ability to successfully grow our business in the food service technology market; renewal rates for our subscription-based products; risks associated with the pursuit of strategic initiatives and business growth; our dependence on significant suppliers; our ability to recruit and retain quality employees; our dependence on third parties for sales outside the United States; marketplace acceptance of new products; risks associated with foreign operations; political and policy uncertainties and any adverse economic impacts resulting from such uncertainties; our ability to protect intellectual property; exchange rate fluctuations; the availability of needed financing on acceptable terms or at all; volatility of, and decreases in, trading prices of our common stock; and other risk factors identified and discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and other reports filed with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements, which speak only as of the date of this release. We undertake no obligation to publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors, except where we are expressly required to do so by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Separation Agreement and General Release, dated May 7, 2026, between the Company and Steven A. DeMartino
10.2	Advisory Agreement, dated May 7, 2026, between the Company and Steven A. DeMartino
99.1	Press Release of TransAct Technologies Incorporated Announcing First Quarter 2026 Earnings, dated May 12, 2026
99.2	Press Release of TransAct Technologies Incorporated Announcing the Appointment of Robert Campbell as Chief Financial Officer, Secretary, and Treasurer and Related Matters, dated May 8, 2026
99.3	Press Release of TransAct Technologies Incorporated Announcing the Repurchase Plan, dated May 12, 2026,
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ John M. Dillon
John M. Dillon
Chief Executive Officer

Date: May 12, 2026